FOURTH AMENDED AND RESTATED EOUIPMENT
                                  TERM NOTE


Amount: $565,053.28                                Dated: as of June 10, 1999
Due Date: Demand or November 1, 1999               Made at Detroit, Michigan


     FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of Bank One, Michigan, f/k/a NBD Bank ("Bank"), at its offices in Detroit, Michigan or at such other place as the holder of this note may from time to time designate in writing, the principal sum of FIVE HUNDRED SIXTY-FIVE THOUSAND, FIFTY-THREE AND 28/100 Dollars ($565,053.28), together with interest on the outstanding balance thereof as provided below, payable as follows: Unless earlier demand for payment is made, principal is payable in 4 equal monthly installments equal to $10,750 of the principal, on July 1, 1999, August 1, 1999, September 1, 1999 and October 1, 1999, followed by a balloon payment of all remaining principal and interest on November 1, 1999. Interest is payable in monthly payments of accrued interest commencing on July 1, 1999, and continuing on the first day of each consecutive month thereafter until maturity. Accrued interest since the last payment on the Prior Note (defined below) shall be due on June 1, 1999.

     The indebtedness under this Note outstanding from time to time prior to maturity (whether by acceleration or otherwise) or the occurrence of an Event of Default shall bear interest on the basis of a year of 360 days for the actual number of days elapsed in each month, at the rate of 1% per annum over the rate announced from time to time as Bank's Prime Rate (the "Applicable Rate"), as more fully described in the Amended and Restated Revolving Credit and Loan Agreement dated as of June 30, 1996, as amended by First Amendment to Amended and Restated Revolving Credit and Loan Agreement, dated as of August 22, 1997, Second Amendment to Amended and Restated Revolving Credit and Loan Agreement dated as of January 1, 1998, and an Amendment and Extension Agreement dated as of November 25, 1998, as amended by First Amendment to Amendment and Extension Agreement, dated February 2, 1999, but effective as of February 1, 1999, and by Second Amendment to Amended and Extension Agreement dated as of June 29, 1999 (as so a mended and as may be further amended from time to time, the "Extension Apreement") (collectively, as so amended and as may be further amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement.

     After maturity, or from and after an Event of Default, the outstanding principal balance under this Note shall bear additional interest from and after such maturity date or the occurrence of the Event of Default, at a rate of three (3%) percentage points per annum above the Applicable Rate until the
Note is fully paid or the Event of Default is fully cured (the "Default
Rate").

     If any payment is not received by Bank within fifteen days after its due date, the Bank may assess and the undersigned agree to pay a late fee equal to the lesser of 5% of the past due amount or the Late Fee Cap. The Late Fee Cap is $200 and is based on the original principal amount of this Note.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of this Note, including reasonable attorneys' fees and court costs.






     The indebtedness under this Note may be prepaid in whole or in part at any time subject to any applicable indemnity payment under the Credit Agreement.

     This Note is given pursuant to the terms and conditions of the Credit Agreement, including the Extension Agreement. This Note is secured by, among other collateral, the collateral granted to Bank under the terms of the Credit Agreement, including the Extension Agreement, and the Loan Documents. The occurrence of any default under the Credit Agreement, including the Extension Agreement, or any of the Loan Documents (as such documents may have been amended by the Credit Agreement), or any document or instrument referred to or incorporated into any of the foregoing shall be deemed a default under this Note and shall entitle the holder of this Note to accelerate the maturity of the debt evidenced by this Note and to have all rights and remedies afforded by law or available under the Credit Agreement, including the Extension Agreement, the Loan Documents and under all other agreements referred to or executed in connection with any of the foregoing.

     Bank is hereby authorized by Borrowers to record on its books and records, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, howeve , that any failure by Bank to record any such information shall not relieve Borrowers of their obligation to repay the outstanding principal amo unt of all Equipment Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Credit Agreement.

     This Note amends and restates (but does not discharge) the Third Amended and Restated Equipment Term Note dated as of February 1, 1999, in the original principal amount of $612,430, from the undersigned to Bank (the "Prior Note"). Any reference in the Credit Agreement or any other agreement to the Prior Note shall hereafter constitute a reference to this Note.

     The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment due under this Note, may be extended from time to time without in any way affecting the liability of the undersigned or such endorsers or guarantors.


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     This Note, made and executed in the State of Michigan, shall be governed and construed according to the internal laws of the State of Michigan.



                                        SECOM GENERAL CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Paul D. Clemente
                                            --------------------------------
                                             Name: Paul D. Clemente
                                             Its: Vice President

                                        46035 Grand River Ave.
                                        Novi, Michigan 48374



                                        UNIFLOW CORPORATION


                                        By: /s/ Paul D. Clemente
                                            --------------------------------
                                             Name: Paul D. Clemente
                                             Its: Vice President

                                        26600 Heyn Drive
                                        Novi, Michigan 48450




                                        MICANOL


                                        By: /s/ Paul D. Clemente
                                            --------------------------------
                                             Name: Paul D. Clemente
                                             Its: Director

                                        P.O. Box 881
                                        46001 Grand River Ave.
                                        Novi, Michigan 48376




                                        L & H DIE, INC.


                                        By: /s/ Paul D. Clemente
                                            --------------------------------
                                             Name: Paul D. Clemente
                                             Its: Director

                                        38200 Ecorse Road
                                        Romulus, Michigan 48174


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                                        FORM FLOW, INC.


                                        By: /s/ Paul D. Clemente
                                            --------------------------------
                                             Name: Paul D. Clemente
                                             Its: Director

                                        6901 Cogswell
                                        Romulus, Michigan 48174




                                        MMC MANUFACTURING CORP., f/k/a
                                        MILFORD MANUFACTURING, CORPORATION


                                        By: /s/ Paul D. Clemente
                                            --------------------------------
                                             Name: Paul D. Clemente
                                             Its: Director

                                        101 Oak Stret
                                        Milford, MI 48381








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